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                                  Exhibit 10.14

                            Second Amendment to Lease

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                            SECOND AMENDMENT TO LEASE

     The Second Amendment to Lease is made this 21/st/ day of March, 2003 by and between PMP Whitemarsh Associates, a Pennsylvania Limited Partnership, (hereinafter referred to as "Landlord") and Lithium Technology Corporation, (hereinafter referred to as "Tenant").

     WHEREAS, Landlord and Hope Technologies, Inc., did enter into a Lease Agreement and Addendum hereinafter referred to as the "Lease" thereto dated July 22, 1994 for the use and occupancy of Certain Premises known as 5115 Campus Drive, Plymouth Meeting, Pennsylvania, (hereinafter referred to as the "Premises"); and

     WHEREAS, Lithium Technology Corporation did become the successor to Hope Technologies, Inc.; and

     WHEREAS, Landlord and Tenant have by letter agreements, dated May 4, 1999, September 14, 1999, February 3, 2000 and December 22, 2000 extended the term of the Lease Agreement; and

     WHEREAS, Landlord and Tenant did enter into a First Amendment to Lease dated March 19, 2001; and

     WHEREAS, that First Amendment to the Lease will terminate on March 31, 2003; and

     WHEREAS, Tenant has advised Landlord that it wishes to renew the lease for only a one (1) year period; and

     WHEREAS, the Landlord is willing to grant such renewal; and

     WHEREAS, Landlord and Tenant do hereby intend to amend and modify the Lease Agreement and addendum; and

     NOW THEREFORE, in consideration of the mutual covenants, conditions, understanding, agreements, representations and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto, with the intent of being legally bound hereby agree as follows:

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          1.   TERM

          The term of the lease shall be extended for a period of one (1) years commencing on April 1, 2003 and ending on March 31, 2004. The minimum annual rent, which will increase during this renewal shall be as follows in paragraph 2.

          2.   RENT

          The minimum amount rent for the premises shall be:

                                                  Base Month        Base Annual

     a.  1/st/ Year     11.70 per square foot     $11,934.00        $143,208.00

          3.   OPTION

          The Landlord and the Tenant agree that there shall be no option to extend the term of the lease as set forth in paragraph 1 above, unless it is extended in writing by mutual agreement of the parties.

          4.   RENT PAYMENT AND NOTICES

          Wherever in the Lease Agreement, addendum, or any amendments thereto, reference is made to Tenant, such reference shall be to the present Tenant, Lithium Technology Corporation. Further, whenever in the Lease Agreement on any amendments thereto, it shall be required or permitted that notice or demand is given or served by either party to this Lease to or on the other party, such notice on demand shall be deemed to have been duly given or served or forwarded by Registered Mail, postage prepaid or by a nationally recognized overnight courier system and addressed as follows:

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to Landlord:                             with a copy to:

PMP WHITEMARSH ASSOCIATES                PATRICK G. MURPHY, ESQUIRE
P.O. BOX 797                             KELLEY & MURPHY
GWYNEDD VALLEY, PA 19437-0797            SUITE 160, 925 HARVEST DRIVE
ATTN: CHARLES F. MURPHY                  BLUE BELL, PA 19422

to Tenant:

LITHIUM TECHNOLOGY CORPORATION
5115 CAMPUS DRIVE
PLYMOUTH MEETING, PA
ATTN: DAVID CADE

          5.   EXECUTION OF DOCUMENT

          Tenant agrees that should it be acquired or merged into another business that it will cause to be executed, any documents which Landlord reasonably requires to confirm the Leased Agreement and any Amendment thereto.

          6.   RATIFICATION OF LEASE AGREEMENT

          Except as expressly amended herein, all terms and conditions in the Lease Agreement, as amended, shall remain in full force and effect without change or modification and all such terms are hereby ratified and confirmed.

"LANDLORD"                              "TENANT"

PMP WHITEMARSH ASSOCIATES               LITHIUM TECHNOLOGY CORPORATION


BY:  /s/ Charles F. Murphy              BY:  /s/ David Cade
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       CHARLES F. MURPHY                     Chairman & CEO    ,TITLE


WITNESSETH:  __________________          ATTEST:  /s/ Patricia Schmitt
                                                  --------------------